                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                          reported):FEBRUARY 11, 2002.



                      TREATS INTERNATIONAL ENTERPRISES INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

    0-21418                                                  13-3495199
    -------                                                  ----------
Commission File Number)                        (IRS Employer Identification No.)



               418 PRESTON STREET, OTTAWA, ONTARIO, CANADA K1S 4N2
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (613) 563-4073



                                       N/A
                     --------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS


Riverdale Capital Group Inc., ("Riverdale") is the holder of a certain Debenture Agreement ("Debenture") between a wholly owned subsidiary of Treats International Enterprises, Inc. ("TIEI") and Riverdale. On January 10,2002 Riverdale notified TIEI that it wishes, pursuant to the terms and conditions of the Debenture, to exercise its right to collect Royalties and Service Fees in the Province of Quebec, Canada effective February 8,2002.

As required TIEI has notified its franchise owners that all Royalties and Service Fees must be paid to Riverdale.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Treats International Enterprises Inc.




By: /s/ Paul J. Gibson                                  Dated: February 11, 2002
    President and Chief Executive Officer